Exhibit 10.24.1

AMENDMENT NO. 2 TO FUND PARTICIPATION AGREEMENT

This Amendment No. 2 dated as of the 10th day of December, 2008, is to the Fund Participation Agreement entered into on May 2, 2005 (“Participation Agreement”), made by and among Nationwide Financial Services, Inc. (including any subsidiaries listed on Exhibit A), Nationwide Fund Advisors (formerly, Gartmore Mutual Fund Capital Trust), which serves as adviser and Nationwide Fund Distributors LLC (formerly, Gartmore Distribution Services, Inc.), which serves as distributor to the Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust) (the “Trust”) with respect to its series of shares of beneficial interest (each, a “Fund”, and collectively, the “Funds”). In this Agreement, Nationwide Fund Advisors and Nationwide Fund Distributors LLC are collectively referred to as “Nationwide.”

WHEREAS, Nationwide Financial Services, Inc. (“NFS”) or a subsidiary or affiliate thereof (collectively referred to as “NFS Affiliate/Subsidiary”) provides administrative and/or recordkeeping services to variable contracts, which may include, but are not limited to, variable annuity contracts, variable life insurance policies and various retirements plans, which meet the definition of retirement plans under Sections 401, 403 and 457 of the Internal Revenue Code of 1986, as amended (the “Code”) (collectively, “Contracts”); and

WHEREAS, NFS Affiliate/Subsidiary may issue variable annuity contracts and variable life insurance policies through separate accounts (“Variable Accounts”) as listed on Exhibit A; and

WHEREAS, the Contracts allow for the allocation of net amounts received by NFS to sub-accounts which correspond to each Fund for investment in shares of the Funds; and

WHEREAS, selection of a particular sub-account is made by the contract owner or by participants in various types of retirement plans and such contract owners and/or participants may reallocate their investment options among the sub-accounts in accordance with the terms of the Contracts; and

WHEREAS, NFS and Nationwide mutually desire the inclusion of the Funds as investment options for the Contracts; and

WHEREAS, NFS and Nationwide previously have entered into Amendment No. 1 to the Participation Agreement, dated as of May 1, 2006 (“Amendment No. 1”); and

WHEREAS, the primary purpose of this Amendment No. 2 is to amend and restate Exhibit C of Amendment No. 1 to include additional Funds and share classes of the Trust as well as to make certain other changes; and

NOW, THEREFORE, NFS and Nationwide mutually agree as follows:

1.	The following language is added as a new provision to the Agreement:

“DISCLOSURE”

Each party may disclose that it has entered into this arrangement. Further, each party may disclose the annual fees payable to Nationwide under this Agreement as set forth in the Service Fees section and Exhibit C of this Agreement.”

2.	The Notice section of the Agreement is updated with the following information for NFS:

Nationwide Financial Services, Inc.

One Nationwide Plaza, 2-02-18

Columbus, Ohio 43215

Attention: AVP – NF Investment Offerings

3.	Exhibit A to the Participation Agreement is deleted and replaced with the Exhibit A attached hereto.

4.	Exhibit C to the Participation Agreement (including to its Amendment No. 1) is amended and restated as shown in Exhibit C to this Amendment No. 2 attached hereto.

5.	All other terms and conditions of the Participation Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed as of the date written above.

NATIONWIDE FINANCIAL SERVICES, INC.

/s/ Karen R. Colvin
By:	Karen R. Colvin
Title:	AVP – NF Investment Offerings

NATIONWIDE FUND ADVISORS

/s/ Lee T. Cummings
By:	Lee T. Cummings
Title:	SVP

NATIONWIDE FUND DISTRIBUTORS LLC

/s/ Lee T. Cummings
By:	Lee T. Cummings
Title:	Principal

Exhibit A

Subsidiary Life Insurance Companies

Nationwide Life Insurance Company

Nationwide Life and Annuity Insurance Company

Nationwide Life Insurance Company of America

Nationwide Life and Annuity Company of America

EXHIBIT C

TO AMENDMENT NO. 2 OF FUND PARTICIPATION AGREEMENT

(amended as of December 10, 2008)

NVIT Funds

	Total Basis Points per annum	12b-l Fee	Admin Service Fee	Revenue Sharing
Single Manager Funds:
NVIT Global Financial Services Fund Class I	35	—	15	20
NVIT Global Financial Services Fund Class II	50	25	15	10
NVIT Global Financial Services Fund Class III	35	—	15	20
Gartmore NVIT Global Utilities Fund Class I	35	—	15	20
Gartmore NVIT Global Utilities Fund Class II	50	25	15	10
Gartmore NVIT Global Utilities Fund Class III	35	—	15	20
NVIT Health Sciences Fund Class I	35	—	15	20
NVIT Health Sciences Fund Class II	50	25	15	10
NVIT Health Sciences Fund Class III	35	—	15	20
NVIT Health Sciences Fund Class VI	50	25	15	10
NVIT Technology & Communications Fund Class I	35	—	15	20
NVIT Technology & Communications Fund Class II	50	25	15	10
NVIT Technology & Communications Fund Class III	35	—	15	20
NVIT Technology & Communications Fund Class VI	50	25	15	10
NVIT Growth Fund Class I	35	—	15	20
NVIT Growth Fund Class IV	35	—	15	20
NVIT Mid Cap Growth Fund Class I	35	—	15	20
NVIT Mid Cap Growth Fund Class II	50	25	15	10
NVIT Mid Cap Growth Fund Class III	35	—	15	20
NVIT Mid Cap Growth Fund Class IV	18	—	15	3
NVIT U.S. Growth Leaders Fund Class I	35	—	15	20
NVIT U.S. Growth Leaders Fund Class II	50	25	15	10
NVIT U.S. Growth Leaders Fund Class III	35	—	15	20
NVIT Nationwide Fund Class I	35	—	15	20
NVIT Nationwide Fund Class II	50	25	15	10
NVIT Nationwide Fund Class III	35	—	15	20
NVIT Nationwide Fund Class IV	35	—	15	20
NVIT Nationwide Leaders Fund Class I	35	—	15	20
NVIT Nationwide Leaders Fund Class II	50	25	15	10
NVIT Nationwide Leaders Fund Class III	35	—	15	20
American Funds NVIT Asset Allocation Fund Class II	50	25	25	—
American Funds NVIT Asset Allocation Fund Class VII	65	40	25	—
American Funds NVIT Bond Fund Class II	50	25	25	—
American Funds NVIT Bond Fund Class VII	65	40	25	—
American Funds NVIT Global Growth Fund Class II	50	25	25	—
American Funds NVIT Global Growth Fund Class VII	65	40	25	—
American Funds NVIT Growth Fund Class II	50	25	25	—
American Funds NVIT Growth Fund Class VII	65	40	25	—
American Funds NVIT Growth-Income Fund Class II	50	25	25	—
American Funds NVIT Growth-Income Fund Class VII	65	40	25	—
NVIT Bond Index Fund Class II	40	25	15	—
NVIT Bond Index Fund Class VII	55	40	15	—
NVIT Bond Index Fund Class Y	10	—	—	10

NVIT International Index Fund Class II	40	25	15	—
NVIT International Index Fund Class VI	40	25	15	—
NVIT International Index Fund Class VIII	55	40	15	—
NVIT International Index Fund Class Y	10	—	—	10
NVIT Mid Cap Index Fund Class I	25*	—	15	10*

	* For Products launched before 11-1-97, 35 Total Basis Points per annum and 15bps. Revenue Sharing

NVIT Mid Cap Index Fund Class II	40	25	15	—
NVIT Mid Cap Index Fund Class III	15	—	15	—
NVIT Mid Cap Index Fund Class Y	10	—	—	10
NVIT S&P 500 Index Fund Class I	35	—	15	20
NVIT S&P 500 Index Fund Class II	40	25	15	—
NVIT S&P 500 Index Fund Class IV	10	—	10	—
NVIT S&P 500 Index Fund Class Y	10	—	—	10
NVIT Small Cap Index Fund Class II	40	25	15	—
NVIT Small Cap Index Fund Class VII	55	40	15	—
NVIT Small Cap Index Fund Class Y	10	—	—	10
Federated NVIT High Income Bond Fund Class I	35	—	15	20
Federated NVIT High Income Bond Fund Class III	35	—	15	20
Gartmore NVIT Developing Markets Fund Class I	35	—	15	20
Gartmore NVIT Developing Markets Fund Class II	50	25	15	10
Gartmore NVIT Emerging Markets Fund Class I	35	—	15	20
Gartmore NVIT Emerging Markets Fund Class II	50	25	15	10
Gartmore NVIT Emerging Markets Fund Class III	35	—	15	20
Gartmore NVIT Emerging Markets Fund Class VI	50	25	15	10
Gartmore NVIT International Equity Fund Class I	35	—	15	20
Gartmore NVIT International Equity Fund Class II	50	25	15	10
Gartmore NVIT International Equity Fund Class III	35	—	15	20
Gartmore NVIT International Equity Fund Class VI	50	25	15	10
Gartmore NVIT Worldwide Leaders Fund Class I	35	—	15	20
Gartmore NVIT Worldwide Leaders Fund Class II	50	25	15	10
Gartmore NVIT Worldwide Leaders Fund Class III	35	—	15	20
J.P. Morgan NVIT Balanced Fund Class I	35	—	15	20
J.P. Morgan NVIT Balanced Fund Class IV	35	—	15	20
Van Kampen NVIT Comstock Value Fund Class I	35	—	15	20
Van Kampen NVIT Comstock Value Fund Class II	50	25	15	10
Van Kampen NVIT Comstock Value Fund Class IV	35	—	15	20
Van Kampen NVIT Multi Sector Bond Fund Class I	35	—	15	20
Van Kampen NVIT Real Estate Fund Class I	25	—	15	10
Van Kampen NVIT Real Estate Fund Class II	50	25	15	10
Neuberger Berman NVIT Socially Responsible Fund Class I	20	—	5	15
Neuberger Berman NVIT Socially Responsible Fund Class II	45[1]	25[1]	5	15
Neuberger Berman NVIT Socially Responsible Fund Class Y	15	—	—	15
Neuberger Berman NVIT Multi Cap Opportunities Fund Class I	25	—	15	10
Neuberger Berman NVIT Multi Cap Opportunities Fund Class II	35	25	10	—
Lehman Brothers NVIT Core Plus Bond Fund Class I	25	—	15	10
Lehman Brothers NVIT Core Plus Bond Fund Class II	50	25	15	10
Lehman Brothers NVIT Core Plus Bond Fund Class Y	10	—	—	10
NVIT Enhanced Income Fund Class II	50	25	15	10
NVIT Enhanced Income Fund Class VII	65	40	10	15
NVIT Enhanced Income Fund Class Y	10	—	—	10
NVIT Government Bond Fund Class I	35	—	15	20

[1]	The Total Basis Points per Annum is 0.29% and the 12b-1 Fee is 0.09% through August 1, 2009.

NVIT Government Bond Fund Class II	50	25	15	10
NVIT Government Bond Fund Class III	35	—	15	20
NVIT Government Bond Fund Class IV	35	—	15	20
NVIT Money Market Fund Class I	40	—	15	25
NVIT Money Market Fund Class IV	30	—	15	15
NVIT Money Market Fund Class V	35	—	10	25
NVIT Money Market Fund II	55	25	15	15
Nationwide NVIT Money Market Fund Y	25	—	—	25
NVIT Short Term Bond Fund Class I	25	—	15	10
NVIT Short Term Bond Fund Class II	50	25	15	10
NVIT Short Term Bond Fund Class Y	10	—	—	10
NVIT Core Bond Fund Class I	25	—	15	10
NVIT Core Bond Fund Class II	50	25	15	10
NVIT Core Bond Fund Class Y	10	—	—	10

Nationwide Multi-Manager Funds:
NVIT Multi-Manager International Value Fund Class I	35	—	15	20
NVIT Multi-Manager International Value Fund Class II	50	25	15	10
NVIT Multi-Manager International Value Fund Class III	35	—	15	20
NVIT Multi-Manager International Value Fund Class IV	35	—	15	20
NVIT Multi-Manager International Value Fund Class VI	50	25	15	10
NVIT Multi-Manager International Value Fund Class Y	10	—	—	10
NVIT Multi-Manager Small Cap Growth Fund Class I	35	—	15	20
NVIT Multi-Manager Small Cap Growth Fund Class II	50	25	15	10
NVIT Multi-Manager Small Cap Growth Fund Class III	35	—	15	20
NVIT Multi-Manager Small Cap Growth Fund Class Y	10	—	—	10
NVIT Multi-Manager Small Cap Value Fund Class I	35	—	15	20
NVIT Multi-Manager Small Cap Value Fund Class II	50	25	15	10
NVIT Multi-Manager Small Cap Value Fund Class III	35	—	15	20
NVIT Multi-Manager Small Cap Value Fund Class IV	35	—	15	20
NVIT Multi-Manager Small Cap Value Fund Class Y	10	—	—	10
NVIT Multi-Manager Small Company Fund Class I	35	—	15	20
NVIT Multi-Manager Small Company Fund Class II	50	25	15	10
NVIT Multi-Manager Small Company Fund Class III	35	—	15	20
NVIT Multi-Manager Small Company Fund Class IV	35	—	15	20
NVIT Multi-Manager Small Company Fund Class Y	10	—	—	10
NVIT Multi-Manager Large Cap Growth Fund Class I	35	—	15	20
NVIT Multi-Manager Large Cap Growth Fund Class II	60	25	15	20
NVIT Multi-Manager Large Cap Growth Fund Class Y	20	—	—	20
NVIT Multi-Manager Large Cap Value Fund Class I	35	—	15	20
NVIT Multi-Manager Large Cap Value Fund Class II	60	25	15	20
NVIT Multi-Manager Large Cap Value Fund Class Y	20	—	—	20
NVIT Multi-Manager Mid Cap Growth Fund Class I	27	—	7	20
NVIT Multi-Manager Mid Cap Growth Fund Class II	51	24[2]	7	20
NVIT Multi-Manager Mid Cap Growth Fund Class Y	20	—	—	20
NVIT Multi-Manager Mid Cap Value Fund Class I	35	—	15	20
NVIT Multi-Manager Mid Cap Value Fund Class II	46	25	1	20
NVIT Multi-Manager Mid Cap Value Fund Class Y	20	—	—	20
NVIT Multi-Manager International Growth Fund Class I	35	—	15	20
NVIT Multi-Manager International Growth Fund Class II	60	25	15	20
NVIT Multi-Manager International Growth Fund Class III	35	—	15	20
NVIT Multi-Manager International Growth Fund Class VI	60	25	15	20
NVIT Multi-Manager International Growth Fund Class Y	20	—	—	20
Cardinal Fund of Funds:

[2]	0.25% through June 30, 2008.

NVIT Cardinal Aggressive Fund Class I	18	—	5	13
NVIT Cardinal Aggressive Fund Class II	27	9	5	13
NVIT Cardinal Balanced Fund Class I	18	—	5	13
NVIT Cardinal Balanced Fund Class II	27	9	5	13
NVIT Cardinal Capital Appreciation Fund Class I	18	—	5	13
NVIT Cardinal Capital Appreciation Fund Class II	27	9	5	13
NVIT Cardinal Conservative Fund Class I	18	—	5	13
NVIT Cardinal Conservative Fund Class II	27	9	5	13
NVIT Cardinal Moderate Fund Class I	18	—	5	13
NVIT Cardinal Moderate Fund Class II	27	9	5	13
NVIT Cardinal Moderately Aggressive Fund Class I	18	—	5	13
NVIT Cardinal Moderately Aggressive Fund Class II	27	9	5	13
NVIT Cardinal Moderately Conservative Fund Class I	18	—	5	13
NVIT Cardinal Moderately Conservative Fund Class II	27	9	5	13

ID Fund of Funds:
Nationwide NVIT Investor Destinations Aggressive Fund Class II	40	25	15	—
Nationwide NVIT Investor Destinations Aggressive Fund Class VI	40	25	15	—
Nationwide NVIT Investor Destinations Conservative Fund Class II	40	25	15	—
Nationwide NVIT Investor Destinations Conservative Fund Class VI	40	25	15	—
Nationwide NVIT Investor Destinations Moderate Fund Class II	40	25	15	—
Nationwide NVIT Investor Destinations Moderate Fund Class VI	40	25	15	—
Nationwide NVIT Investor Destinations Moderately Aggressive Fund Class II	40	25	15	—
Nationwide NVIT Investor Destinations Moderately Aggressive Fund Class VI	40	25	15	—
Nationwide NVIT Investor Destinations Moderately Conservative Fund Class II	40	25	15	—
Nationwide NVIT Investor Destinations Moderately Conservative Fund Class VI	40	25	15	—

Other Rates:
NVIT Health Sciences Class III – Choice Venue Product Only	50	—	15	35
NVIT U.S. Growth Leaders Fund Class III – Choice Venue Product Only	50	—	15	35
2003 New VA/VL Menus:
Van Kampen NVIT Multi-Sector Bond Fund Class I	40	—	15	25
Federated NVIT High Income Bond Fund Class I	40	—	15	25
Class IV Shares of specific NVIT funds (Provident Distribution Only):
NVIT S&P 500 Index Fund	10	—	—	10
NVIT Mid Cap Growth Fund	18	—	15	3
NVIT Money Market Fund	30	—	15	15

457 and 401(k):
Equity Funds	40	—	15	25
Fixed Income	35	—	15	20
NVIT Money Market Fund	40	—	15	25

Nationwide Trust Company Program – One-Time Set-Up Fee for funds added to the program beginning in October, 2002	$1,500